IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION

Exhibit 10.1

United States Bankruptcy Court
Southern District of Texas
ENTERED
June 26, 2023
Nathan Ochsner, Clerk

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In re:    :
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NATIONAL CINEMEDIA, LLC,1    :
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Debtor.    :
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Chapter 11

Case No. 23-90291 (DRJ)

ORDER (I) AUTHORIZING (A) THE
DEBTOR’S ENTRY INTO THE NOMINEE AGREEMENT AND (B) APPOINTMENT OF OMNI AGENT SOLUTIONS INC. AS THE NOMINEE FOR PURPOSES OF VOTING CERTAIN SECURITIES ISSUED PURSUANT TO THE
DEBTOR’S PLAN OF REORGANIZATION AND (II) GRANTING RELATED RELIEF
[Related to Docket No. 269]

Upon the motion (the “Motion”) 2 of the Debtor for entry of an order (this “Order”)

(i) authorizing (a) the appointment of Omni Agent Solutions, Inc. (“Omni”) as the Nominee for the Holders of Secured Debt Claims in Class 3 and (b) consistent with the information set forth on the Ballots cast by the Class 3 Affirmative Voting Creditors, directing the Nominee to vote the Preferred Shares in favor of the Increased Share Authorization Event; and (ii) granting related relief; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with 28 U.S.C. § 1334(b); and it appearing that the Motion is a core proceeding pursuant to 28 U.S.C. § 157(b)(2) and that the Court may enter a final order consistent with Article III of the United States Constitution; and it appearing that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. § 1408; and it appearing that proper and adequate

1    The Debtor’s address is 6300 South Syracuse Way, Suite 300, Centennial, Colorado 80111. The last four digits of the Debtor’s taxpayer identification number is 2505.
2    Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Motion.

notice of the Motion has been given and that no other or further notice is necessary; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interest of the Debtor, its estate, its creditors, and other parties in interest; and upon all of the proceedings had before this Court; and after due deliberation thereon; and good and sufficient cause appearing therefor, IT IS HEREBY ORDERED THAT:
1.The Debtor is authorized to enter into the Nominee Agreement with Omni. The terms of the Nominee Agreement, respectively, are approved in all respects, except as limited or modified herein.
2.Omni is appointed as the Nominee for purposes of voting the Preferred Shares, consistent with the terms and conditions of the Nominee Agreement.
3.In accordance with the Plan and the completed Ballots returned by Holders of Secured Debt Claims, Omni is directed to vote the Preferred Shares in favor of the Increased Share Authorization Event based upon the affirmative votes on the Plan received from the Class 3 Affirmative Voting Creditors.
4.The Nominee shall not vote the Preferred Shares for which it has not received affirmative votes on the Plan from Holders of Class 3 Secured Debt Claims.
5.Omni shall be entitled to receive the compensation, expense reimbursement and indemnifications provided in the Nominee Agreement.
6.Omni shall not be required to file a fee application to receive the compensation and expense reimbursement provided for under the Nominee Agreement.
7.The Court finds that Omni’s service as Nominee does not constitute a conflict with its other roles in the Chapter 11 Case.

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8.Notice of the Motion as provided therein is hereby deemed good and sufficient notice of such Motion, and the requirements of Bankruptcy Rule 6004(a) and the Bankruptcy Local Rules are satisfied by such notice.
9.Notwithstanding Bankruptcy Rule 6004(h), the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.
10.The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.
11.This Court retains exclusive jurisdiction to hear all disputes arising from or related to the implementation, interpretation and/or enforcement of this Order.

Signed: June 26, 2023	/s/ David R. Jones
DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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